THE MAXUS FUNDS



Dear Shareholder:

For the first six months of 1997, each of The Maxus Funds continued to demonstrate excellent relative total return performance. At the same time, both Alan Miller and I have been keenly aware that the most visible investment markets , attracting both capital appreciation and income oriented investors, appear to be exceeding most historic measures of value. Within the context of the very positive global demand for all things American, and the exceptional productivity of the American economy, we continue to remain cautious.

Why caution in the light of the very positive economic environment and exceptional performance the markets have demonstrated for most of the past 15 years? My conclusions are based upon the relative comparisons between economic growth and investor expectations, and the growing disparity I see in the numbers.

The growth rate in gross domestic product alone is not the power point of investor enthusiasm. The U.S. economy is growing at less than 3% annually and, based upon the historic ratio between the annual growth in domestic product to the level of stock prices, the expectation for the DJIA in 1997 should be more like 4000 instead of 8000 or 9000. In fact, forecasters during most of the 20th century would base their predictions of market performance on their forecast of economic growth, i.e. the higher the growth rate, the higher earnings would apt to be, and the higher the market should go. For example, in the late 1980's the argument for 30 and 40 multiples in the Japanese stock market centered around the 12% to 15% annual growth in the Japanese economy, and the extrapolation of normalized earnings to the year 2000. When Japanese growth in domestic product declined as competition heated up in the rest of Asia, the market fell precipitously, and today, after nearly 10 years it still remains at only 60% of an all-time high in 1989.

For the past five years, market forecasters here in the United States have based their predictions primarily on the earnings growth resulting from increasing productivity and increasing profit margins. Fed Chairman Greenspan has recently stated what I have been saying all along, i.e. potential growth in GDP is higher than the consensus forecast because of hidden productivity, and therefore price inflation should continue to be subdued and profitability should continue to increase. Unlike the topline growth in domestic product, however, productivity gains, in and of themselves, create practical limitations on earnings growth and extrapolating past earnings growth could be a very dangerous exercise for investors.

The gains in productivity have resulted primarily through corporate downsizing and the replacement of antiquated machines and workers with high technology capital. To date, neither labor nor the consumer have enjoyed much of the gain, although price inflation has remained subdued and greater job opportunities has resulted in the process. While American workers have been more concerned with holding onto their jobs than with wage negotiations, sooner or later they are apt to demand a greater piece of the pie. Likewise, while price inflation at the consumer level appears almost non-existent across many industries, the entry of additional players into high margin businesses and/or the competitive global marketplace, should continue to put downward pressure on prices. Either way, profit margins are apt to get squeezed and corporate profitably may well begin to decline. Finally, downsizing almost by definition has its practical limitations, and the cost benefits of replacing antiquated capital equipment will begin to diminish over time, i.e. most equipment is depreciated over 5 to 7 years and replacing it before it is fully depreciated results in increasing costs to corporations.

I have argued that much of the enthusiasm for stocks in recent years has been the result of productivity increases and its effect of transforming the economy from its historic cycles (where corporate earnings tend to fluctuate in a cyclical pattern) to a more growth oriented trendline (where earnings tend to rise every year). Growth tends to hold the market at a higher multiple, and low interest rates tend to reinforce that multiple going forward. While this can explain why the DJIA should be at 6000 instead of 4000, there isn't any good explanation to explain why it should be at 8000 or 10000.

Moreover, the practical limitations imposed by downsizing and productivity gains are already showing up. From 15% earnings gain for American corporations in 1996, the consensus forecast projects 10% gains in 1997. The best guess for 1998 is 5%. If we ignore this trend toward lower (or perhaps even negative) earnings growth, and hold to the rosy scenario that growth will average 10% annually over the next five years, corporate earnings will double their current level. In the light of a low GDP growth, a fully employed economy and the ultimate profit squeeze resulting from past productivity gains, it is hard to imagine that this scenario will develop that smoothly. But I will make the assumption nevertheless.

Anyone investing in today's market is doing so with a five year horizon. If the expectation is for an annual 20% growth in the value of their portfolio, on June 30, 2002, the average market multiple for the S&P 500 will be over 40 times. Even a 15% annual growth in portfolio value would be that multiple at 30 times. This is a far cry from the 14 times multiple the stock market has averaged for almost all of the 20th century, and places a great deal of faith in our economy's ability to regain topline growth, keep global competitors out of our markets and, to the exclusion of both labor and the consumer, maintain the productivity gains for top executives and shareholders; then again, blind faith is the stuff by which bull markets survive.

The Maxus Funds will continue to look for investments which appear to be of high quality, and where the underlying cash flow, earnings prospects and private market evaluations all suggest that we are buying good value. At this juncture our goal is to achieve, on a relative basis, a B+ in upward market spikes, an A in flat markets, and an A+ if the market should decline.


Richard A Barone

The Maxus Laureate Fund

For the first six months of 1997, the Maxus Laureate Fund achieved a total return of 7.66%. Although the return fell short of our benchmarks, our cautious approach to the equity market, in my opinion is warranted. Whether or not this defensive stance will be vindicated or not is unclear.

We question whether the market is making a rational judgment based on the fundamentals. We do not doubt that the fundamentals are good, if not great. Low inflation, low interest rates, healthy, yet moderate economic growth and solid earnings create a friendly environment for equities. What we question is whether all these good economic factors are already discounted. It appears price is being confused with value. The higher an item is priced, the more valuable it must be! This thought process in the realm of investments can be dangerous to one's financial health.

From a strategic perspective, going into the second half of 1997 we continue to de-emphasize large cap growth and emphasize small cap growth and small cap value. Also, we continue to overweight the technology industry. Early in the third quarter, currency problems in Southeast Asia, especially in Thailand and the Philippines, signaled us to move some monies to the sideline. Currently, I find myself looking to protect the Laureate Fund in a declining market and have already established a small position in Rydex Ursa - a mutual fund which shorts the S & P 500.

We continue our commitment to diversification to better manage risk, while seeking to increase shareholder wealth at an attractive rate. At every instance, we remain committed to achieving our goal of steady, sustainable growth of our shareholder assets.

In conclusion, we continue to adhere to our disciplined approach and remain cognizant of the high stock market valuations and the corresponding risk.


Alan G Miller

Maxus Laureate Fund
                                                         Schedule of Investments
                                                       June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
Shares/Principal Amount                       Cost    Market Value   % of Assets
--------------------------------------------------------------------------------
GROWTH
 15,227  Rydex OTC                         278,828       330,587         8.43%

SMALL CAP GROWTH / VALUE
    137  Heartland Value                     3,958         4,952
 22,115  Mutual Series Discovery Class Z   432,629       432,795
 22,806  Oakmark Small Cap                 340,050       402,762
                                           -------       -------
                                           776,637       840,509        21.42%
GROWTH & INCOME
 15,451  Mutual Series Qualified Class Z   285,050       285,372
 13,478  Mutual Series Shares Class Z      285,050       284,651
                                           -------       -------
                                           570,100       570,023        14.53%
INTERNATIONAL STOCK
  8,892  Acorn International               175,025       188,694
 10,870  Janus Overseas                    175,025       196,522
    232  Mutual Series European Class Z      2,456         2,994
 20,185  Vanguard World Fund Inter-
           national Growth                 350,025       387,341
 24,964  Warburg Pincus Japan OTC          175,025       197,218
                                           -------       -------
                                           877,556       972,769        24.80%
EMERGING MARKETS
  6,805  Guinness Flight Asia Small Cap    105,025       113,370
  6,462  Guinness Flight China and
           Hong Kong                       105,025       129,877
  8,171  Lexington Crosby Small Cap
           Asian Growth                    105,025       115,868
 10,986  Montgomery Emerging Asia          175,025       207,627
 23,412  Montgomery Emerging Markets       350,050       394,484
 17,757  SSgA Emerging Markets             220,025       232,785
                                           -------       -------
                                         1,060,175     1,194,011        30.43%
INCOME
     .3  Warburg Pincus Fixed Income             0             3         0.00%

         Total Investments               3,563,296     3,907,902        99.61%

         Other Assets Less Liabilities                    15,460          .39%

         Net Assets - Equivalent to $11.59 per share
                      on 338,442 shares of capital
                      stock outstanding                3,923,362       100.00%
                                                       =========       =======
    The accompanying notes are an integral part of the financial statements.

Maxus Laureate Fund
                                               STATEMENT OF ASSETS & LIABILITIES
                                                       JUNE 30, 1997 (UNAUDITED)
Assets:
  Investment Securities at Market Value
    (Identified Cost - $3,563,296)                                   $3,907,902
  Cash                                                                  450,682
  Receivables:
    Investment Securities Sold                                                0
    Dividends and Interest                                               17,611
  Other Assets                                                            4,028
                                                                      ----------
        Total Assets                                                  4,380,223
Liabilities
  Payables:
    Investment Securities Purchased                                     430,025
    Shareholder Distributions                                               740
    Accrued Expenses                                                     26,096
                                                                     -----------
        Total Liabilities                                               456,861
Net Assets                                                           $3,923,362
Net Assets Consist of:
  Capital Paid In                                                     3,584,770
  Undistributed Net Investment Income                                    (7,450)
  Accumulated Realized Gain (Loss) on Investments - Net                   1,436
  Unrealized Appreciation in Value
   of Investments Based on Identified Cost - Net                        344,606
                                                                     -----------
Net Assets, for 338,442 Shares Outstanding                           $3,923,362
Net Asset Value and Redemption Price
    Per Share ($3,923,362/338,442 shares)                                $11.59
Offering Price Per Share                                                 $11.59

                                                         STATEMENT OF OPERATIONS
                                                       JUNE 30, 1997 (UNAUDITED)
Investment Income:
    Dividends                                                           $21,283
    Interest                                                             24,420
                                                                        --------
       Total Investment Income                                           45,703
Expenses:
    Registration Expense                                                  2,727
    Amortization of Organization Expense                                  2,754
    Trustee Fees (Note 3)                                                   400
    Accounting and Pricing                                               10,406
    Custody                                                               1,129
    Distribution Plan Expenses                                            8,765
    Audit                                                                 4,239
    Legal                                                                 3,676
    Management Fees (Note 2)                                             14,360
    Printing & Miscellaneous                                              4,652
                                                                         -------
         Total Expenses                                                  53,108

Net Investment Income (Loss)                                             (7,405)
Realized and Unrealized Gain (Loss) on Investments
    Realized Gain (Loss) on Investments                                  38,564
    Capital Gains from Mutual Funds                                         260
    Unrealized Gain (Loss) from Appreciation (Depreciation)
      on Investments                                                    238,605
                                                                        --------
Net Realized and Unrealized Gain (Loss) on Investments                  277,429

Net Increase (Decrease) in Net Assets from Operations                  $270,024
                                                                       =========

    The accompanying notes are an integral part of the financial statements.

Maxus Laureate Fund
                                              STATEMENT OF CHANGES IN NET ASSETS
                                                       JUNE 30, 1997 (UNAUDITED)

                                                          01/01/97      01/01/96
                                                             to            to
                                                          06/30/97      12/31/96
                                                          --------      --------
From Operations:
    Net Investment Income (Loss)                          $(7,405)     $(15,196)
    Net Realized Gain (Loss) on Investments                38,824       304,352
    Net Unrealized Appreciation (Depreciation)            238,605       113,913
                                                          -------       -------
    Increase (Decrease) in Net Assets from Operations     270,024       403,069
From Distributions to Shareholders
    Net Investment Income (Loss)                                0             0
    Net Realized Gain (Loss) from Security Transactions   (18,509)     (289,117)
                                                          --------     ---------
    Net Increase (Decrease) from Distributions            (18,509)     (289,117)
From Capital Share Transactions:
    Proceeds From Sale of 131,071 Shares                1,457,274     1,869,913
    Net  Asset  Value of  1,241  shares  issued  on
      Reinvestment of Dividends                            14,198       217,705
    Cost of 85,537 Shares Redeemed                       (955,349)     (555,837)
                                                         ---------     ---------
                                                          516,123     1,531,781
Net Increase (Decrease) in Net Assets                     767,638     1,645,733
Net  Assets  at  Beginning   of  Period   (including
     undistributed net investment income of 0 and
     $0, respectively)                                  3,155,724     1,509,991
Net Assets at End of Period (including
     undistributed net investment incomeof $0 and
     $0, respectively)                                 $3,923,362    $3,155,724
                                                       ==========    ==========

                                                            FINANCIAL HIGHLIGHTS
Selected data for a share of common stock outstanding throughout the period:


                                               01/01/97    01/01/96    01/01/95    01/01/94    01/01/93
                                                  to          to          to          to          to
                                               06/30/97    12/31/96    12/31/95    12/31/94    12/31/93**
                                               --------    --------    --------    --------    --------
Net Asset Value -
    Beginning of Period                         $10.82       $9.82       $9.62       $9.96      $10.00
Net Investment Income                            (0.02)      (0.08)      (0.19)      (0.08)      (0.07)
Net Gains or (Losses) on Securities
    (realized and unrealized)                     0.84        2.14        1.57       (0.26)       1.16
                                                  ----        ----        ----       ------       ----
Total from Investment Operations                  0.82        2.06        1.38       (0.34)       1.09
Dividends
    (from net investment income)                  0.00        0.00        0.00        0.00        0.00
Distributions (from capital gains)               (0.05)      (1.06)      (1.18)       0.00       (1.13)
Return of Capital                                 0.00        0.00        0.00        0.00        0.00
                                                 ------      ------      ------       ----       ------
    Total Distributions                          (0.05)      (1.06)      (1.18)       0.00       (1.13)
Net Asset Value -
    End of Period                               $11.59      $10.82       $9.82       $9.62       $9.96
Total Return                                      7.66%      21.03%      14.41%      (3.41)%      8.62%
Ratios/Supplemental Data
Net Assets -
    End of Period (Thousands)                    3,923       3,156       1,510       1,998       2,114
Ratio of Expenses to Average Net Assets           2.99%*      3.92%       3.85%       3.60%       2.42%
Ratio of Net Income to Average Net Assets        (0.42)%*    (0.73)%     (1.69)%    (0.87)%      (0.66)%
Portfolio Turnover Rate                           1426%*      1267%       1377%       469%         152%
      * Annualized
      ** Weighted Average Used

    The accompanying notes are an integral part of the financial statements.

Maxus Laureate Fund
                                                   NOTES TO FINANCIAL STATEMENTS
                                                       June 30, 1997 (Unaudited)
1.   SIGNIFICANT  ACCOUNTING  POLICIES
     The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated February 10, 1993. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION:
     The Fund intends to invest exclusively in other open-end management investment companies (mutual funds). The investments in mutual funds are carried at market value. The market quotation used for mutual funds is the net asset value on the date on which the valuation is made.

     SECURITY TRANSACTION TIMING:
     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires managment to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilites at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.   INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management Inc, a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000.


3.   RELATED PARTY TRANSACTIONS
     Resource Management, Inc. has three wholly owned subsidiaries which provide services to the Fund. These subsidiaries are Maxus Asset Management Inc, Maxus Securities Corp, and Maxus Information Systems Inc. Maxus Asset Management was paid $14,360 in investment advisory fees during the six months ended June 30, 1997. Maxus Securities, who served as the national distributor of the Fund's shares, was reimbursed $8,765 for distribution expenses. Maxus Information Systems, who provides accounting and shareholder services, received fees totaling $10,406 for services rendered to the Fund for the six months ended June 30, 1997. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. The fees collected by Maxus Securities represent transaction charges imposed by the custodian. Maxus Securities pays these charges to the custodian without a mark-up.

     At June 30, 1997, Maxus Securities Corp owned 10,000 shares in the Fund.

     Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

4.   CAPITAL  STOCK  AND  DISTRIBUTION
     At June 30, 1997 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $3,584,770. Transactions in common stock were as follows:

Shares sold                                                              131,071
Shares issued to shareholders in reinvestment of dividends                 1,241
                                                                         -------
                                                                         132,312
Shares redeemed                                                           85,537
Net Increase (Decrease)                                                   46,775
Shares Outstanding:
       Beginning of Period                                               291,667
                                                                         -------
       End of Period                                                     338,442
                                                                         =======

     Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.


5.   ORGANIZATION COSTS
     Organization costs are being amortized on a straight line basis over a five year period.


6.   PURCHASES  AND  SALES  OF  SECURITIES
     During the six months ended June 30, 1997 purchases and sales of investment
     securities   other  than  U.S.   Government   obligations   and  short-term
     investments aggregated $25,827,730 and $25,364,314 respectively.


7.   FINANCIAL  INSTRUMENTS  DISCLOSURE
     There are no reportable financial instruments which have any off-balance sheet risk as of June 30, 1997.

8.   SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at June 30, 1997 was the same as identified cost.

     At June 30, 1997, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

  Appreciation           (Depreciation)          Net Appreciation (Depreciation)
     345,053                 (447)                           344,606

                                 THE MAXUS FUNDS
                 28601 Chagrin Boulevard, Cleveland, Ohio 44122
                                 (216) 292-3434

                               INVESTMENT ADVISOR
                           Maxus Asset Management Inc
                             28601 Chagrin Boulevard
                              Cleveland, Ohio 44122

                                BOARD OF TRUSTEES
                                Richard A. Barone
                                 N. Lee Dietrich
                             Sanford A. Fox, D.D.S.
                                Burton D. Morgan
                                  Jerry Murphy
                                Michael A. Rossi
                           Robert A. Schenkelberg, Jr.

                                    OFFICERS
                           Richard A. Barone, Chairman
                        James C. Onorato, Vice-President
                           Robert W. Curtin, Secretary

                                    CUSTODIAN
                                Star Bank, N. A.
                                425 Walnut Street
                                 P. O. Box 1118
                           Cincinnati, Ohio 45201-1118

                                 TRANSFER AGENT
                          Maxus Information Systems Inc
                             28601 Chagrin Boulevard
                              Cleveland, Ohio 44122

                                   DISTRIBUTOR
                              Maxus Securities Corp
                             28601 Chagrin Boulevard
                              Cleveland, Ohio 44122

                                  LEGAL COUNSEL
                     Benesch, Friedlander, Coplan & Aronoff
                            2300 BP America Building
                                200 Public Square
                           Cleveland, Ohio 44114-2378

                                     AUDITOR
                         McCurdy & Associates CPA's Inc
                               27955 Clemens Road
                              Westlake, Ohio 44145